UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2014

MAZZAL HOLDING CORP.

(Exact name of registrant as specified in its charter)

Commission File Number:  333-189200

NEVADA	46-1845946
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11 PERELL CHIAM

BENY-BERAK, ISRAEL 5130153

(Address of principal executive offices, including zip code)

800-488-2760

(Registrant’s telephone number, including area code)

Boston Investment and Development Corp.

675 VFW Parkway, Suite 189

Chestnut Hill, MA 02467

1-800-488-2760

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 9, 2014, Boston Investment and Development Corp. (the “Company”) amended its Articles of Incorporation and changed its name to Mazzal Holding Corp. The Board of Directors of the Company approved the name change and recommended it to the shareholders of the Company. By written consent, the holders of at least 75% of the outstanding shares of the Company’s common stock voted in favor of the name change. The Articles of Amendment were filed with the Nevada Secretary of State on February 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAZZAL HOLDING CORP.

By:	/s/	Nissim Trabelsi
Name: Nissim Trabelsi
Title: President, CEO, CFO